Exhibit 10.6
ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT
This Assignment and Assumption of Purchase Agreement (“Assignment”) is entered into between KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Assignor”), and KBS SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company (“Assignee”), as of March 20, 2013 (“Effective Date”).
RECITALS
A.    Pursuant to the terms of that certain Real Estate Sale Agreement, effective as of February 22, 2013, by and between TPG-Great Hills Plaza LLC, a Delaware limited liability company, TPG-Westech 360 LLC, a Delaware limited liability company and TPG-Park 22 LLC, a Delaware limited liability company, collectively as sellers, and KBS Capital Advisors LLC, a Delaware limited liability company, as buyer, as amended by that certain First Amendment to Real Estate Sale Agreement, dated as of February 26, 2013 (as amended, the “Purchase Agreement”), Assignor agreed to acquire the Property (as such term is defined in the Purchase Agreement) located at 9600 Great Hills Trail, 8601 R.M. 2222 (A.K.A. 8601 Ranch Road 2222), and 8911 North Capital of Texas Highway, Austin, Texas.
B.    Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement (and related documents) to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations.
NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:
1.Recitals. The above recitals are incorporated herein by reference.
2.    Assignment and Assumption. Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor’s rights, interests, liabilities and obligations in and to the Property, and all of Assignor’s rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above, and all of the representations and warranties made by Assignor in the Purchase Agreement are true and correct with respect to Assignee as of the date hereof.
3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.
4.    Attorneys’ Fees. In the event any party institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party of such action shall be entitled to recover from the nonprevailing party (in addition to all other remedies provided by law) its attorneys’ fees and costs incurred in such action or proceeding.
5.    Release Under Purchase Agreement. In accordance with Section 11.2.1 of the Purchase Agreement, Assignor shall not be relieved of its obligations under the Purchase Agreement.
6.    Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.
[Signatures to Follow]

Executed as of the date set forth above.

ASSIGNOR:

KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company

By:    __/s/ David E. Snyder______________
    David E. Snyder,
Chief Financial Officer

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ASSIGNEE:

KBS SOR AUSTIN SUBURBAN PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:    _/s/ David E. Snyder_____________
David E. Snyder,
Chief Financial Officer

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